EXHIBIT 99.1



                THIS AGREEMENT is made as of the 13th day of September, 2004

B E T W E E N:

                             ROGERS COMMUNICATIONS INC., a corporation incorporated under the laws of British Columbia,

                             ("RCI")

                             - and -

                             JVII GENERAL PARTNERSHIP, a partnership constituted under the laws of the State of Delaware,

                             ("JVII")--

RECITALS:

A. JVII owns 27,647,888 Class A Multiple Voting Shares (the "Class A Shares") and 20,946,284 Class B Restricted Voting Shares (the "Class B Shares") of Rogers Wireless Communications Inc., a corporation incorporated under the laws of Canada ("RWCI"); and

B. JVII wishes to sell the Class A Shares and the Class B Shares to RCI and RCI wishes to purchase such shares on and subject to the terms and conditions of this Agreement.

                NOW THEREFORE in consideration of the covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

                                   ARTICLE 1.
                               PURCHASE OF SHARES

1.1             PURCHASE PRICE

                RCI shall purchase from JVII and JVII shall sell to RCI all, but not less than all, of the Class A Shares and the Class B Shares for a cash purchase price per share of (Cdn)$36.37, being an aggregate cash purchase price of (Cdn)$1,767,370,035.64 (the "Purchase Price").

1.2             CONVERSION OF CLASS A SHARES


                JVII shall on or prior to the Closing Date (as defined below) convert the Class A Shares into Class B Restricted Voting Shares of RWCI (the "Converted Shares"). For purposes of this Agreement, the "Purchased Shares" shall mean the 48,594,172 Class B Restricted Voting Shares of RWCI owned by JVII following such conversion consisting of the Class B Shares and the Converted Shares.

1.3             PAYMENT OF PURCHASE PRICE AND CLOSING

                The purchase and sale contemplated by this Agreement shall be completed on October 13, 2004, or on such earlier date to which the closing is accelerated pursuant to this Section 1.3 (the "Closing Date") at 10 a.m. at RCI's head office in Toronto, Ontario when RCI shall pay the Purchase Price to JVII by wire transfer of funds to the account specified by JVII by written notice to RCI given not later than two business days prior to the proposed
Closing Date, and, on the Closing Date, the parties shall make the respective deliveries described in Sections 3.1 and 3.2 of this Agreement. RCI shall be entitled to accelerate the Closing Date to any day that is a business day upon written notice to JVII given no less than three business days prior to the proposed Closing Date. For purposes of this paragraph, "business day" means a day that is not a weekend or statutory holiday in Toronto.

                                   ARTICLE 2.
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1             REPRESENTATIONS, WARRANTIES AND COVENANTS OF JVII

                JVII represents, warrants and covenants to and in favor of RCI, and acknowledges that RCI is relying on such representations, warranties and covenants in entering into this Agreement, as follows:

         2.1.1 STATUS OF JVII. JVII is duly organized and validly existing under the laws of its jurisdiction of formation.

         2.1.2 POWER, DUE AUTHORIZATION AND ENFORCEABILITY. JVII has the power and capacity to enter into, and to perform its obligations under, this Agreement. The execution, delivery and performance of this Agreement, the consummation of the transactions to be performed by or on behalf of JVII hereunder and compliance by JVII with the provisions hereof, have been duly authorized by all necessary action on the part of JVII and no other proceedings or actions are necessary to authorize the execution and delivery of this Agreement by JVII, to consummate the transactions to be performed by or on behalf of JVII hereunder or to comply with the terms hereof applicable to JVII. This Agreement has been duly executed and delivered by JVII and constitutes a valid and binding obligation of JVII enforceable against it in accordance with its terms subject only to (a) applicable bankruptcy, insolvency, moratorium and other similar laws at the time in effect affecting the rights of creditors generally, and (b) the fact that equitable remedies such as injunctions and specific performance may only be granted in the discretion of the court before which they are sought.

         2.1.3 OWNERSHIP. JVII is the sole registered and beneficial owner of the Purchased Shares and it is not acting as nominee, agent, trustee, executor, administrator or other legal representative in respect of the Purchased Shares and upon closing of the purchase of the Purchased Shares, RCI will acquire good and marketable title to the Purchased Shares free of any mortgage, lien, charge, encumbrance or adverse or other interest of any nature whatsoever.

         2.1.4 NO OTHER AGREEMENTS. Other than the Shareholders Agreement (as defined in Section 4.1 hereof), there are no shareholders agreements, pooling agreements, voting trusts or other agreements or understandings entered into by JVII or any partner of JVII with respect to the voting of the Purchased Shares or which are inconsistent with the completion of the purchase of the Purchased Shares in accordance with this Agreement. Other than the Shareholders Agreement and the Registration Rights Agreement, there are no agreements, options, warrants, rights of conversion or other rights whatsoever pursuant to which JVII is, or may become, obligated to sell, transfer or assign to any person any of the Purchased Shares or any interest or right in the Purchased Shares and there are no securities or rights outstanding that are convertible or exchangeable, directly or indirectly, into any of the Purchased Shares.

         2.1.5 NO CONSENTS REQUIRED. No consent, approval, authorization, filing, notice or other action is required by JVII in connection with
         (a) the execution, delivery and performance by JVII of its obligations under this Agreement, or (b) the sale of the Purchased Shares to RCI, other than applicable securities disclosure filing requirements with which JVII agrees to comply.

2.2             REPRESENTATIONS, WARRANTIES AND COVENANTS OF RCI

                RCI represents, warrants and covenants to and in favor of JVII, and acknowledges that JVII is relying on such representations, warranties and covenants in entering into this Agreement, as follows:

         2.2.1 INCORPORATION AND STATUS OF RCI. RCI is duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

         2.2.2 CORPORATE POWER, DUE AUTHORIZATION AND ENFORCEABILITY. RCI has the corporate power and capacity to enter into, and to perform its obligations, under this Agreement. The execution, delivery and performance of this Agreement, the consummation of the transactions to be performed by or on behalf of RCI hereunder and compliance by RCI with the provisions hereof, have been duly authorized by all necessary corporate action on the part of RCI and no other corporate proceedings or actions are necessary to authorize the execution and delivery of this Agreement by RCI, to consummate the transactions to be performed by or on behalf of RCI hereunder or to comply with the terms hereof that are applicable to RCI. This Agreement has been duly executed and delivered by RCI and constitutes a valid and binding obligation enforceable against RCI in accordance with its terms subject only to
         (a) applicable bankruptcy, insolvency, moratorium and other similar laws at the time in effect affecting the rights of creditors generally, and (b) the fact that equitable remedies such as injunctions and specific performance may only be granted in the discretion of the court before which they are sought.

         2.2.3 NO AGREEMENTS. There are no agreements, arrangements or understandings entered into by RCI or any person associated with RCI that are inconsistent with the completion by RCI of the purchase of the Purchased Shares in accordance with this Agreement.

         2.2.4 LISTING. Following conversion of the Class A Shares, the Converted Shares (as defined in Section 1.2 hereof) will be listed on the Toronto Stock Exchange.

         2.2.5 NO CONSENTS REQUIRED. No consent, approval, authorization, filing, notice or other action is required by RCI in connection with
         (a) the execution, delivery and performance by RCI of its obligations under this Agreement, or (b) the purchase of the Purchased Shares by RCI, other than the following filings required in connection with the entering into of this Agreement and the purchase of the Purchased Shares, which filings RCI agrees to make in accordance with the applicable legal requirement:

         (i)    issue and filing of a news release and material change report;

         (ii) amendment of the prospectus under which Class B Non-Voting Shares of RCI are currently in distribution;

         (iii) amendment of RCI's most recent report under Section 101 of the Securities Act (Ontario) and under similar Canadian securities law requirements;

         (iv)   filing of insider trading reports;

         (v)    filing under Section 120 of the Securities Act (Quebec); and

         (vi)   filings  with  the  United   States   Securities   and  Exchange
                Commission and the New York Stock Exchange in respect of the foregoing Canadian filings.

2.3      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         The representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement and the purchase and sale of the Purchased Shares.

                                   ARTICLE 3.
                                     CLOSING

3.1      DELIVERIES BY RCI

         At closing on the Closing Date, RCI shall, subject to performance by JVII of its obligations under this Agreement:

         3.1.1 cause the payment to JVII of the Purchase Price as contemplated by Section 1.3 of this Agreement;

         3.1.2 deliver to JVII:

         (i) a receipt for the endorsed share certificates representing the Purchased Shares delivered by JVII under Section 3.2.1,

         (ii) a certificate signed by two senior officers of RCI, one of whom shall be a senior legal officer of RCI, to the effect that the representations and warranties of RCI contained in this Agreement are true and correct as if made on and as of the Closing Date, and

         (iii) a full and final release of any and all claims by RCI or RWCI against JVII and the partners of JVII in respect of any matter or thing arising prior to the Closing Date under or in connection with the Shareholders Agreement.

3.2      DELIVERIES BY JVII

                  At closing on the Closing Date, JVII shall deliver to RCI, subject to performance by RCI of its obligations under this Agreement:

         3.2.1 share certificates representing all of the Purchased Shares duly endorsed for transfer in blank with signatures guaranteed to the satisfaction of RWCI's transfer agent and such other documentation as the transfer agent reasonably requires to effect the transfer of the Purchased Shares to RCI;

         3.2.2 evidence of JVII's due authorization for the sale of the Purchased Shares to RCI;

         3.2.3 a certificate signed by two senior officers of JVII, one of whom shall be a senior legal officer of AT&T Wireless Services, Inc., to the effect that the representations and warranties of JVII contained in this Agreement are true and correct as if made on and as of the Closing Date;

         3.2.4 signed resignations of JVII's nominees as directors of RWCI;

         3.2.5 a full and final release of any and all claims by JVII or the partners of JVII against RCI or RWCI in respect of any matter or thing arising prior to the Closing Date under or in connection with the Shareholders Agreement, provided, for greater certainty, that the foregoing release shall not apply to any claim by the nominees of JVII on the board of directors of RWCI or on the board of directors of Rogers Wireless Inc. for indemnification by RWCI and/or Rogers Wireless Inc. of those directors under the applicable by-laws of RWCI and/or of Rogers Wireless Inc., applicable law or otherwise; and

         3.2.6 a signed receipt for the Purchase Price.

3.3      DEFAULT BY RCI

         If RCI does not complete the purchase of the Purchased Shares by complying with section 3.1 of this Agreement (other than by reason of a default by JVII under this Agreement), JVII may, during the 30 day period following such default, sell all, but not less than all, of the Purchased Shares in a Private Sale (as defined in the letter agreement dated September 3, 2004 between RCI and JVII (and which was signed by RWCI for certain limited purposes (the "Letter Agreement")), provided the terms and conditions of the Letter Agreement (other than section 4 thereof) shall apply to JVII in respect of any Private Sale, except that the deadline in Section 2 shall be adjusted accordingly.

3.4      DEFAULT BY JVII

         If JVII does not complete delivery to RCI of each of the documents set forth in Section 3.2 (other than by reason of a default by RCI under this Agreement), RCI shall be entitled to rely, with necessary changes, on Section 10.1(d) of the Shareholders Agreement and to complete the purchase and sale of the Purchased Shares in accordance with the terms of that section.

3.5      EXERCISE OF RIGHTS UNDER THE SHAREHOLDERS AGREEMENT

         JVII agrees that neither RCI nor RWCI shall be required to comply with or obtain the prior written approval of JVII under Section 3.1(e) of the Shareholders Agreement in respect of any offer for, or purchase of, shares or assets of Microcell Telecommunications Inc.

3.6      NO ACTIONS INCONSISTENT

         Each of the parties agrees that from the date hereof to the Closing Date, it shall not take any step or action or enter into any agreement, understanding or transaction that would interfere with the ability of such party to comply fully with its obligations under this Agreement or to complete the transactions contemplated hereby.

3.7      TERMINATION OF AGREEMENTS

         For greater certainty, upon the purchase by RCI of the Purchased Shares pursuant to this Agreement, the Shareholders Agreement and the Registration Rights Agreement shall terminate and shall be deemed to be terminated as of the Closing Date.

                                   ARTICLE 4.
                                  MISCELLANEOUS

4.1      INTERPRETATION

         For purposes of this Agreement, the "Shareholders Agreement" means the shareholders agreement, as amended, dated August 16, 1999 entered into among RCI, JVII and RWCI. All capitalized terms used in this Agreement that are not otherwise defined herein, are used as defined in the Shareholders Agreement.

4.2      PUBLIC DISCLOSURE

         The parties hereto acknowledge and agree that, upon signing this Agreement, public disclosure must be made with respect to this Agreement including the public filing of this Agreement. The parties agree to consult with each other prior to making such disclosure and to use their reasonable efforts to agree upon the language for any such disclosure.

4.3      COSTS AND EXPENSES/FINDER'S FEES

         All costs and expenses of or incidental to the purchase and sale hereunder shall be borne solely by the party incurring such cost or expense. Each of the parties hereto represents and warrants to the other party that it has not taken, and agrees that it will not take, any action that would cause the other party to become liable to any claim or demand for a brokerage commission, finder's fee or other similar payment in connection with the transactions contemplated hereby.

4.4      ASSIGNMENT

         RCI shall be entitled to transfer and assign its rights under this Agreement to any wholly-owned subsidiary of RCI (other than, for greater certainty, RWCI or a subsidiary of RWCI), provided that such transfer and assignment shall not (i) reasonably be expected to have the effect of delaying the Closing Date, or (ii) release RCI from any of its obligations or liabilities under this Agreement, or (iii) be to a non-Canadian for Investment Canada Act purposes or pursuant to any applicable telecommunications or radio communications laws.

4.5      ENUREMENT

         This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

4.6      ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes and replaces all prior agreements, understandings or arrangements relating to the subject matter hereof. There are no representations, warranties, agreements or understandings between the parties in connection with the subject matter hereof except as specifically set forth in this Agreement.

4.7      GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of Ontario and the laws of Canada applicable therein. RCI and JVII agree that any suit, action or proceeding arising out of or relating to this Agreement may be brought in any court in the Province of Ontario having jurisdiction over the subject matter of any such suit, action or proceeding, and the parties hereby irrevocably and unconditionally attorn and submit to the non-exclusive jurisdiction of such courts.

4.8      TIME OF ESSENCE

         Time is of the essence of this Agreement.

4.9      FURTHER ASSURANCES

     4.9.1 JVII shall from time to time after the Closing Date, at the written request of RCI, take all such other and additional steps and actions, execute and deliver all such other documents and do all such other acts and things as may be necessary or desirable and within the power of JVII to comply fully with its obligations under this Agreement and to vest in RCI full and unencumbered title in the Purchased Shares.

     4.9.2 RCI shall from time to time after the Closing Date, at the written request of JVII, take all such other and additional steps and actions, execute and deliver all such other documents and do all such other acts and things as may be necessary or desirable and within the power of RCI to comply fully with its obligations under this Agreement and to facilitate the conversion of the Class A Shares into Class B Restricted Voting Shares of RWCI and the issuance of new share certificate(s) for the Class B Restricted Voting Shares upon such conversion.

4.10     NOTICES

         All notices given by either party under this Agreement shall be given in accordance with the provisions of Section 12.3 of the Shareholders Agreement.

                  IN WITNESS WHEREOF the parties have executed this Agreement.


                           ROGERS COMMUNICATIONS INC.

                           By:    /s/ Rogers Communications Inc.
                               -------------------------------------------------
                           By:    /s/ Rogers Communications Inc.
                               -------------------------------------------------

                           JVII GENERAL PARTNERSHIP
                           By Its General Partners

                           AT&T WIRELESS SERVICES, INC.

                            By:   /s/ AT&T Wireless Services, Inc.
                               -------------------------------------------------
                            By:   /s/ AT&T Wireless Services, Inc.
                               -------------------------------------------------

                            MMM HOLDINGS, INC.

                            By:    /s/ MMM Holdings, Inc.
                               -------------------------------------------------
                            By:    /s/ MMM Holdings, Inc.
                               -------------------------------------------------